Exhibit 99.1 | 1 SALLIE MAE Smart Option Student Loan Historical Performance Data Period ended June 30, 2019

| 2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of June 30, 2019 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) dated July 24, 2019, announcing its financial results for the quarter ended June 30, 2019 (the “Earnings Press Release”), the Form 10-Q for the quarter ended June 30, 2019 (filed with the Securities and Exchange Commission (“SEC”) on July 24, 2019), and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to, the Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future, subject to determination by the Company’s Board of Directors, and based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties, and also includes any estimates related to pending accounting standard changes. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A; “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10- K for the year ended Dec. 31, 2018 (filed with the SEC on Feb. 28, 2019) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s or any subsidiary’s exposure to third parties, including counterparties to the Company’s or any subsidiary’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company also could be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cyber security incidents, cyber attacks and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans owned by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management's Discussion and Analysis of Financial Condition and Results of Operations - ‘Core Earnings’ ” in the Company’s Form 10-Q for the quarter ended June 30, 2019.

| 3

Important Information Regarding Historical Loan Performance Data

On April 30, 2014 (the "Spin-Off Date"), the former SLM Corporation legally separated (the "Spin-Off") into two distinct publicly-traded entities: an education loan management, servicing and asset recovery business called Navient Corporation ("Navient"), and a consumer banking business called SLM Corporation. SLM Corporation's primary operating subsidiary is Sallie Mae Bank. We sometimes refer to SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as "legacy SLM."

In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities ("ABS") trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM's private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.

Legacy SLM's Private Education Loan and ABS Programs Prior to the Spin-Off

In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions.

In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008.

In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent. The initial loans originated under the Smart Option Student Loan program (the "Interest Only SOSLs") were variable rate loans and required interest payments by borrowers while in school, which reduced the amounts payable over the loans' lives and helped establish repayment habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the "Fixed Pay SOSLs"). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers, which allowed borrowers to defer interest and principal payments until after a student graduates or separates from school (the "Deferred SOSLs"). In 2012, legacy SLM introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs. Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected.

In 2011, legacy SLM included private education loans originated under the Smart Option Student Loan program in its ABS pools for the first time. Between 2011 and 2014, the mix of Smart Option Student Loans included in legacy SLM's private education loan ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions.

Sallie Mae Bank's Private Education Loan and ABS Programs Post-Spin-Off

Originations. Following the Spin-Off, Sallie Mae Bank continued to originate loans under the Smart Option Student Loan program. As of December 31, 2018, it owned $20.5 billion of private education loans (gross), the vast majority of which were Smart Option Student Loans originated since 2009, and over 90% of which were originated between 2013 and 2018.

Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank's private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns.

Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the "SMB 2014-A transaction"). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015 and October 2015, Sallie Mae Bank sponsored securitizations and residual sales, SMB Private Education Loan Trust 2015-A and SMB Private Education Loan Trust 2015-C, respectively. Sallie Mae Bank also sponsored on-balance sheet term securitizations as follows:

Date	Transaction	Date	Transaction	Date	Transaction
July 2015	SMB Private Education Loan Trust 2015-B	May 2016	SMB Private Education Loan Trust 2016-A	February 2017	SMB Private Education Loan Trust 2017-A
July 2016	SMB Private Education Loan Trust 2016-B	October 2016	SMB Private Education Loan Trust 2016-C	November 2017	SMB Private Education Loan Trust 2017-B
March 2018	SMB Private Education Loan Trust 2018-A	June 2018	SMB Private Education Loan Trust 2018-B	September 2018	SMB Private Education Loan Trust 2018-C
March 2019	SMB Private Education Loan Trust 2019-A	June 2019	SMB Private Education Loan Trust 2019-B		

Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction.

Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization. Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank's Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.

Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance. For the reasons described above, a portion of Sallie Mae Bank's historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank's Smart Option Student Loans.

| 4 Important Information Regarding Historical Loan Performance Data (cont.) Types of Smart Option Student Loan Portfolio Data The portfolio data we used in this report comes from three separate sources of information: (1) Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank. Information in this category is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank. Data in this category is used in the tables below under the following headings: • “Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period” – Only for 2010-2014 P&I Repayment Vintages This combined Smart Option Student Loan portfolio data provides insight into gross defaults of the covered vintages of Smart Option Student Loans since 2010, regardless of ownership or servicing standard. Data available for earlier periods includes a limited number of Smart Option Student Loan product types. Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off. As noted above, loans serviced by legacy SLM and Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off. Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy. Sallie Mae Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student Loan portfolio that were serviced by legacy SLM prior to the Spin-Off were serviced pursuant to a 212-day charge off policy. Following the Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data. (2) Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans. Information in this category is presented for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings: • “31-60 Day Delinquencies as a Percentage of Loans in P&I Repayment;” • “Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;” • “61-90 Day Delinquencies as a Percentage of Loans in P&I Repayment;” • “Annualized Gross Defaults as a Percentage of Loans in P&I Repayment;” and • “91-plus Day Delinquencies as a Percentage of Loans in P&I Repayment;” • “Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period” – Only for 2015-2018 P&I Repayment Vintages In relation to cumulative defaults, the Sallie Mae Bank Serviced portfolio data provides insight into gross defaults of the Smart Option Student Loans covered and serviced by Sallie Mae Bank since 2015, regardless of ownership. We believe historical loan performance data since 2015 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Loans contained in the Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans category were serviced by legacy SLM prior to the Spin-Off, and by Sallie Mae Bank after the Spin-Off. Sallie Mae Bank currently charges off loans after 120 days of delinquency. (3) Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information in this category is presented (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the tables below under the following headings: • “Voluntary Constant Prepayment Rates by Disbursement Vintage and Product;” and • “Total Constant Prepayment Rates by Disbursement Vintage and Product.” This consolidated Smart Option Student Loan portfolio data provides insight into historical prepayment rates specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust. Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM servicing policies prior to the Spin-Off. Loans serviced by Sallie Mae Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. The servicing policies of legacy SLM were different than the servicing policies of Sallie Mae Bank. Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data. Any data or other information presented in the following charts is for comparative purposes only, and is not to be deemed a part of any offering of securities. A significant portion of the Smart Option Student Loan performance data described above is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off. This data sharing agreement expired on April 29, 2019 and, as a result, cumulative gross default data for pre-2015 P&I Repayment Vintages is held static as of December 31, 2018. Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. Additionally, with the expiration of the data sharing agreement recovery data will not be updated subsequent to the December 31, 2018 report.

5

Smart Option Serviced Portfolio: 31-60 Day Delinquencies


Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19


Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2018 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage

Data as of June 30, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

6

Smart Option Serviced Portfolio: 61-90 Day Delinquencies


Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19


Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2018 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage

Data as of June 30, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

7

Smart Option Serviced Portfolio: 91+ Day Delinquencies


Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19


Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2018 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage

Data as of June 30, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

8

Smart Option Serviced Portfolio: Forbearance


Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19


Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2018(2), (3)
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage

Data as of June 30, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

9

Smart Option Serviced Portfolio: Annualized Gross Defaults


Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19


Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2018 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage

Data as of June 30, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 10 Smart Option Vintage Data: Cumulative Gross Default by Loan Type Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage (1) and Years Since First P&I Repayment Period and Years Since First P&I Repayment Period (1) 10% 10% 9% 2010⁽²⁾ 9% 2010⁽²⁾ 8% 2011⁽²⁾ 8% 2011⁽²⁾ 7% 7% 2012⁽²⁾ 2012⁽²⁾ 6% 6% 5.2% 2013⁽²⁾ 2013⁽²⁾ 5% 2014⁽²⁾ 5% 2014⁽²⁾ 4% 2015⁽³⁾ 4% 2015⁽³⁾ 3% 3.6% 2016⁽³⁾ 3% 2016⁽³⁾ 2.4% 2.6% 2% 2017⁽³⁾ 2% 1.9% 2017⁽³⁾ 1% 1.4% 2018⁽³⁾ 1% 0.8% 2018⁽³⁾ Defaults as %of Cumulative a 0.7% Cumulative Defaults as %Cumulative of a 0% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Years Since First P&I Repayment Period Entering I & P Disbursed Principal Repayment Years Since First P&I Repayment Period Disbursed Principal Entering I & P Disbursed Principal Repayment Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) and Years Since First P&I Repayment Period(1) 10% 10% 9% 9% 8% 8% 7% 7% 7.0% 2011⁽²⁾ 6% 6% 2012⁽²⁾ 5% 5.1% 2012⁽²⁾ 5% 2013⁽²⁾ 2013⁽²⁾ 4% 4.3% 2014⁽²⁾ 4% 3.4% 2014⁽²⁾ 2015⁽³⁾ 3% 3% 2.9% 2015⁽³⁾ 2016⁽³⁾ 2% 2.0% 2% 2016⁽³⁾ 2017⁽³⁾ 1% 1.0% 2017⁽³⁾ Cumulative Defaults as %of Cumulative a 1% 0.6% 2018⁽³⁾ Defaults as %of Cumulative a 2018⁽³⁾ 0% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Disbursed Principal I & P Repayment Entering Disbursed Principal Years Since First P&I Repayment Period I & P Repayment Entering Disbursed Principal Years Since First P&I Repayment Period (1) Please see page 18 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2019 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans were included in an ABS trust. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 11 Smart Option Vintage Data: Voluntary Prepayments ► Voluntary prepay speeds trend up as more loans enter P&I repayment Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% % CPR % 10% % CPR % 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % CPR % % CPR % 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Data as of June 30, 2019. (1) Please see pages 19 & 20 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntar y prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular per iod based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2018 Disbursement Vintage represents prepayments occurring during the first 6 months (i.e., first two quarters) after a loan was disbursed regardless of the month in 2018 during which such loan was disbursed; and (ii) prepayment data for loans in the 2017 Disbursement Vintage represents prepayments occurring during the first 18 months (i.e., first six quarters) after a loan was disbursed regardless of the month in 2017 during which such loan was disbursed. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 12 Smart Option Vintage Data: Total Prepayments ► Following the initial few years after disbursement, total prepayments begin to rise more quickly as loans begin to default. Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % CPR % % CPR % 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % CPR % CPR % 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Data as of June 30, 2019. (1) Please see pages 19 & 20 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Total CPR includes voluntary and involuntary prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular per iod based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2018 Disbursement Vintage represents prepayments occurring during the first 6 months (i.e., first two quarters) after a loan was disbursed regardless of the month in 2018 during which such loan was disbursed; and (ii) prepayment data for loans in the 2017 Disbursement Vintage represents prepayments occurring during the first 18 months (i.e., first six quarters) after a loan was disbursed regardless of the month in 2017 during which such loan was disbursed. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 13 Cohort Default Triangles – Smart Option Combined (Interest Only, Fixed Payment & Deferred) Smart Option Combined (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $428 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.2% 2011(2) $998 0.8% 1.1% 1.3% 1.1% 0.8% 0.6% 0.5% 0.4% 6.6% 2012(2) $1,632 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013(2) $2,256 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.3% 2014(2) $2,823 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015(3) $2,491 0.3% 1.8% 1.5% 1.1% 0.4% 5.2% 2016(3) $3,181 0.2% 1.4% 1.5% 0.5% 3.6% 2017(3) $3,780 0.3% 1.3% 0.8% 2.4% 2018(3) $4,186 0.2% 0.6% 0.8% Smart Option Combined (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $408 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.0% 2011(2) $916 0.7% 1.0% 1.2% 1.0% 0.8% 0.6% 0.5% 0.4% 6.2% 2012(2) $1,490 0.5% 0.7% 1.2% 0.9% 0.8% 0.7% 0.4% 5.1% 2013(2) $2,046 0.3% 0.8% 1.2% 0.9% 0.9% 0.7% 4.7% 2014(2) $2,544 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015(3) $2,221 0.2% 1.5% 1.4% 1.0% 0.4% 4.5% 2016(3) $2,848 0.2% 1.2% 1.4% 0.4% 3.3% 2017(3) $3,392 0.2% 1.1% 0.8% 2.2% 2018(3) $3,764 0.2% 0.5% 0.7% Smart Option Combined (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) $82 1.8% 2.9% 2.2% 1.7% 1.1% 1.0% 0.6% 0.4% 11.7% 2012(2) $142 1.1% 2.8% 2.7% 2.0% 1.3% 1.1% 0.6% 11.7% 2013(2) $210 0.8% 2.9% 3.1% 1.8% 1.5% 0.9% 11.0% 2014(2) $279 0.9% 4.2% 3.0% 2.0% 1.4% 11.6% 2015(3) $270 1.0% 4.3% 2.6% 1.8% 0.6% 10.3% 2016(3) $332 0.6% 3.0% 2.5% 0.7% 6.8% 2017(3) $388 0.6% 2.9% 1.1% 4.6% 2018(3) $422 0.5% 1.4% 1.9% (1) Please see page 18 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2019 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin -Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 14 Cohort Default Triangles – Smart Option Interest Only Smart Option Interest Only (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $426 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.2% 2011(2) $772 1.0% 1.1% 1.2% 1.0% 0.7% 0.5% 0.4% 0.3% 6.1% 2012(2) $855 0.7% 0.7% 1.0% 0.7% 0.6% 0.4% 0.3% 4.4% 2013(2) $890 0.5% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014(2) $864 0.5% 0.7% 0.7% 0.6% 0.5% 3.0% 2015(3) $570 0.6% 0.8% 0.6% 0.4% 0.2% 2.6% 2016(3) $748 0.5% 0.6% 0.6% 0.2% 1.9% 2017(3) $953 0.6% 0.5% 0.3% 1.4% 2018(3) $1,096 0.5% 0.2% 0.7% Smart Option Interest Only (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $407 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.0% 2011(2) $713 0.9% 1.0% 1.2% 0.9% 0.6% 0.5% 0.4% 0.3% 5.8% 2012(2) $787 0.7% 0.6% 0.9% 0.6% 0.6% 0.4% 0.3% 4.0% 2013(2) $818 0.5% 0.5% 0.8% 0.5% 0.5% 0.4% 3.1% 2014(2) $785 0.5% 0.5% 0.6% 0.6% 0.4% 2.6% 2015(3) $497 0.5% 0.6% 0.5% 0.4% 0.2% 2.2% 2016(3) $650 0.4% 0.5% 0.5% 0.2% 1.5% 2017(3) $832 0.5% 0.4% 0.3% 1.2% 2018(3) $962 0.4% 0.2% 0.6% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) $59 2.1% 2.5% 1.8% 1.5% 1.0% 0.8% 0.5% 0.2% 10.2% 2012(2) $67 1.4% 2.1% 2.0% 1.3% 0.8% 0.7% 0.3% 8.5% 2013(2) $72 1.4% 2.1% 2.0% 1.4% 1.0% 0.4% 8.3% 2014(2) $79 1.3% 2.1% 1.8% 1.2% 0.9% 7.3% 2015(3) $73 1.3% 2.0% 1.2% 0.7% 0.2% 5.4% 2016(3) $97 1.0% 1.4% 1.1% 0.5% 4.0% 2017(3) $121 1.1% 1.3% 0.4% 2.8% 2018(3) $134 0.9% 0.5% 1.4% (1) Please see page 18 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2019 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 15 Cohort Default Triangles – Smart Option Fixed Payment Smart Option Fixed Payment (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $221 0.3% 1.3% 1.6% 1.4% 1.4% 1.0% 0.9% 0.7% 8.5% 2012(2) $529 0.4% 1.0% 1.8% 1.2% 1.1% 0.9% 0.6% 6.9% 2013(2) $731 0.3% 1.0% 1.4% 1.0% 1.1% 0.7% 5.5% 2014(2) $960 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015(3) $782 0.4% 1.3% 1.3% 0.9% 0.4% 4.3% 2016(3) $1,010 0.4% 1.0% 1.2% 0.4% 2.9% 2017(3) $1,173 0.3% 0.9% 0.7% 2.0% 2018(3) $1,257 0.3% 0.3% 0.6% Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $199 0.2% 1.0% 1.4% 1.3% 1.3% 0.9% 0.9% 0.7% 7.7% 2012(2) $482 0.3% 0.8% 1.6% 1.1% 1.0% 0.8% 0.6% 6.2% 2013(2) $669 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 5.0% 2014(2) $877 0.3% 0.9% 1.2% 1.1% 0.8% 4.3% 2015(3) $705 0.3% 1.1% 1.2% 0.8% 0.4% 3.8% 2016(3) $908 0.3% 0.9% 1.1% 0.4% 2.6% 2017(3) $1,055 0.3% 0.8% 0.7% 1.8% 2018(3) $1,131 0.2% 0.3% 0.5% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $22 1.3% 3.9% 3.2% 2.4% 1.5% 1.5% 0.9% 0.8% 15.6% 2012(2) $47 1.4% 3.1% 3.8% 2.3% 1.9% 1.2% 0.7% 14.3% 2013(2) $63 1.0% 2.7% 3.0% 1.8% 1.4% 1.1% 11.0% 2014(2) $82 1.3% 3.1% 2.4% 1.6% 1.3% 9.7% 2015(3) $77 1.5% 2.9% 2.8% 1.8% 0.5% 9.5% 2016(3) $102 0.9% 2.3% 2.0% 0.7% 5.9% 2017(3) $117 0.7% 2.1% 0.9% 3.7% 2018(3) $126 0.7% 0.8% 1.5% (1) Please see page 18 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2019 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin -Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 16 Cohort Default Triangles – Smart Option Deferred Payment Smart Option Deferred (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $249 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.8% 7.6% 2013(2) $635 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014(2) $999 0.1% 2.5% 2.3% 1.7% 1.4% 8.0% 2015(3) $1,139 0.1% 2.8% 2.1% 1.5% 0.6% 7.0% 2016(3) $1,423 0.0% 2.2% 2.2% 0.7% 5.1% 2017(3) $1,654 0.1% 2.1% 1.3% 3.4% 2018(3) $1,832 0.1% 1.0% 1.0% Smart Option Deferred (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $220 0.1% 1.1% 1.2% 1.4% 1.1% 1.2% 0.7% 6.7% 2013(2) $559 0.1% 1.3% 1.8% 1.2% 1.2% 1.1% 6.7% 2014(2) $881 0.1% 2.0% 2.0% 1.6% 1.3% 7.0% 2015(3) $1,019 0.1% 2.3% 1.9% 1.4% 0.5% 6.2% 2016(3) $1,290 0.0% 1.9% 2.0% 0.6% 4.6% 2017(3) $1,505 0.1% 1.8% 1.2% 3.1% 2018(3) $1,670 0.1% 0.8% 0.9% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $28 0.0% 4.2% 2.8% 3.0% 1.8% 1.7% 1.2% 14.8% 2013(2) $75 0.1% 3.9% 4.2% 2.3% 2.0% 1.2% 13.7% 2014(2) $118 0.3% 6.4% 4.2% 2.9% 1.8% 15.7% 2015(3) $120 0.6% 6.6% 3.3% 2.4% 1.0% 13.9% 2016(3) $133 0.0% 4.8% 3.8% 0.9% 9.6% 2017(3) $149 0.1% 4.8% 1.9% 6.8% 2018(3) $162 0.0% 2.6% 2.6% (1) Please see page 18 for a description and explanation of the data and calculations underlying these charts. (2) Data static as of December 31, 2018 for Legacy SLM, Navient and Sallie Mae Bank serviced portfolios combined. Certain data used in the charts above was provided by Navient under a data sharing agreement which expired on April 29, 2019 (see page 4 for more details). Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. (3) Data as of June 30, 2019 for Sallie Mae Bank serviced loans only – All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were originated by Sallie Mae Bank when it was part of legacy SLM, or by Sallie Mae Bank post Spin-Off, and regardless of whether the loans are held by an ABS trust. (4) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (5) Most recent data point for any P&I Repayment Vintage is for a partial year. Note: Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

| 17 Additional Information

| 18 Smart Option Loan Program Cohort Default Triangles Terms and calculations used in the cohort default triangles are defined below:  First P&I Repayment Period – The month during which a borrower is first required to make a full principal and interest payment on a loan.  P&I Repayment Vintage – The calendar year of a loan’s First P&I Repayment Period.  Disbursed Principal Entering P&I Repayment – The total amount of disbursed loan principal in a P&I Repayment Vintage, excluding any interest capitalization.  Reported Default Data – o For loans that default after their First P&I Repayment Period: Loans enter a particular annual P&I Repayment Vintage at different times during the P&I Repayment Vintage year. Default data is not reported for loans in a particular annual P&I Repayment Vintage until the First P&I Repayment Period has occurred for all loans in that annual P&I Repayment Vintage. Once reporting starts, data reflects defaults that occurred in a particular period through the number of months since December 31 of that annual P&I Repayment Vintage year. For example, in the relevant charts and tables included in this presentation as of June 30, 2019: (i) default data reported for loans in the 2018 P&I Repayment Vintage represents defaults occurring during the first 6 months after a loan’s First P&I Repayment Period regardless of the month in 2018 during which the first full principal and interest payment for that loan became due; and (ii) default data for loans in the 2017 P&I Repayment Vintage represents defaults occurring during the first 18 months after a loan’s First P&I Repayment Period regardless of the month in 2017 during which the first full principal and interest payment for that loan became due. o For loans that default prior to their First P&I Repayment Period: Loans defaulting prior to their First P&I Repayment Period are included in the P&I Repayment Vintage corresponding to the calendar year in which the default occurs, and are aggregated and reported in Year 0 of that P&I Repayment Vintage in the relevant charts and tables. For example: (a) if a loan’s First P&I Repayment Period was scheduled for 2018, but the loan defaulted in 2017, the default amount is reflected in Year 0 of the 2017 P&I Repayment Vintage; and (b) if a loan’s First P&I Repayment Period occurred in 2018, but the loan defaulted in 2018 before that First P&I Repayment Period, the default amount is reflected in Year 0 of the 2018 P&I Repayment Vintage. o For loans that pay off prior to their First P&I Repayment Period: Loans paid off prior to their First P&I Repayment Period are included in the Disbursed Principal Entering P&I Repayment of the P&I Repayment Vintage corresponding to the calendar year in which the payoff occurs.  Periodic Defaults – For any loan in a particular P&I Repayment Vintage, the defaulted principal and interest is reflected in the year corresponding to the number of years since the First P&I Repayment Period for that loan.  Cumulative Defaults – At any time for a particular P&I Repayment Vintage, the cumulative sum of Periodic Defaults for that vintage. o Defaulted principal includes any interest capitalization that occurred prior to default o Defaulted principal is not reduced by any amounts recovered after the loan defaulted o Because the numerator includes capitalized interest while the denominator (i.e., Disbursed Principal Entering P&I Repayment) does not, default rates are higher than they would be if the numerator and denominator both included capitalized interest Note: Cumulative gross defaults for pre-2015 P&I Repayment Vintages are held static as of December 31, 2018. Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance. Legacy SLM and Navient serviced loans were serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank serviced loans were serviced pursuant to a 120 day charge-off policy.

| 19 Smart Option Loan Program: Prepayment Methodology The Constant Prepayment Rate (CPR) represents an annualized rate of prepayment speed measuring the reduction in the principal balance of a pool of loans in excess of the scheduled pool amortization. The rate can be positive or negative depending on whether the pool principal balance is less than or greater than the expected principal amount. A CPR greater than zero suggests that the pool is paying down faster than the expected amortization. Conversely, a CPR less than zero suggests that the pool is paying down more slowly than the expected amortization.  Total CPR – A broad measure of prepayment activity Factors Impacting Prepayments Total CPR Voluntary CPR including both voluntary and involuntary prepayments Capitalization of accrued interest after school No impact No impact  Voluntary CPR – The portion of Total CPR attributable to and six month grace pool principal balance paid down prematurely by borrowers in a given period Borrower’s payment equals the Scheduled No impact No impact Payment  Involuntary CPR – The portion of Total CPR attributable to defaults Borrower makes an extra payment on the loan (i.e., principal curtailment) + +  Actual Balance (ACT) – For any month, the month-ending Borrower pays off the loan balance prior to outstanding principal and, for loans not in a P&I repayment loan’s scheduled maturity + + status (e.g. school, deferment, etc.), the interest accrued that is yet to be capitalized Loan is paid in full through a loan consolidation + +  Scheduled Payment (PMT) – The monthly payment due on a loan; not impacted by forbearance, deferment, or any Forbearance, deferment, or any concession concession – –  Expected Balance (EXP) – For any month, the prior month’s Delinquency – – Actual Balance plus the current month’s interest accrued less the Scheduled Payment Default + No impact  Prepayment – Any payment made during the month exceeding the Scheduled Payment Borrower benefit interest rate discounts No impact No impact  Single Month Mortality Rate (SMM) – The percentage of the Expected Balance prepaid in a given month Legend + Impact is positive – Impact is negative  Survival Rate (SR) – The percentage of the Expected Balance not prepaid in a given month

| 20 Smart Option Loan Program: Prepayment Methodology Calculations Examples(1) 푃푟푒푝푎푦푚푒푛푡 = 퐸푋푃 − 퐴퐶푇 푡 푡 푡 t PMTt ACTt EXPt Prepaymentt SMMt SRt CPR 푆푀푀 = 푃푟푒푝푎푦푚푒푛푡 Τ퐸푋푃 푡 푡 푡 0 $10,000 푆푅푡 = 퐴퐶푇푡Τ퐸푋푃푡 = 1 − 푆푀푀푡 Borrower is in school ($25 fixed payment due) 4 3 1 $25 $10,029 $10,029 $0 0.0% 100.0% 퐶푃푅푛 = 1 − ෑ 푆푅푡 2 $25 $10,058 $10,058 $0 0.0% 100.0% 푡=1 3 $25 $10,088 $10,088 $0 0.0% 100.0% 0.0% 푤ℎ푒푟푒: Borrower is in P&I repayment (full P&I payment due) 푛 = 푞푢푎푟푡푒푟 푡 = 푚표푛푡ℎ 표푓 푞푢푎푟푡푒푟 1 $114 $9,891 $9,941 $50 0.5% 99.5% 2 $114 $9,781 $9,831 $50 0.5% 99.5% 3 $114 $9,670 $9,720 $50 0.5% 99.5% 5.9% Borrower uses forbearance in period 3 (full P&I payment due) 1 $114 $9,941 $9,941 $0 0.0% 100.0% 2 $114 $9,881 $9,881 $0 0.0% 100.0% 3 $114 $9,934 $9,821 ($114) -1.2% 101.2% -4.7% (1) Calculations assume a 6.5% interest rate and a standard 10-year loan repayment term. Starting loan balance is $10,000 for all three scenarios.